SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 8, 1997


                  THE PROCTER & GAMBLE COMPANY
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     (Exact name of registrant as specified in its charter)

        Ohio                 1-434               31-0411980
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  (State or other       (Commission File           (IRS Employer
  jurisdiction of           Number)                Identification
   incorporation)                                       Number)

One Procter & Gamble Plaza, Cincinnati, Ohio             45202
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number,                      (513) 983-1100
including area code

ITEM 5.   Other Events

          On April 8, 1997, The Procter & Gamble Company (the
"Company") entered into an Agreement and Plan of Merger between the Company, C.R. MacIntosh, Inc. and Tambrands Inc.

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 1997

                                   THE PROCTER & GAMBLE COMPANY


                                   /s/TERRY L. OVERBEY
                                   ---------------------------
                                   Terry L. Overbey, Secretary
Exhibits

1    Agreement and Plan of Merger between The Procter & Gamble
     Company, C.R. MacIntosh, Inc. and Tambrands Inc. dated April
     8, 1997.

2    Joint Press Release by The Procter & Gamble Company and
     Tambrands Inc. dated April 9, 1997